UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2015

CrossAmerica Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 West Hamilton Street, Suite 500 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 7, 2015, CrossAmerica Partners LP (“CrossAmerica”) issued a press release announcing the financial results for CrossAmerica for the quarter ended June 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Furnished herewith as Exhibit 99.2 are slides that senior management of CST Brands, Inc. (“CST”) and CrossAmerica utilized in CrossAmerica’s second quarter joint earnings call with CST. The slides are available on the Webcasts & Presentations page of CrossAmerica’s website at www.crossamericapartners.com.
The information in this Current Report (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Partnership under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits. The information set forth in the attached Exhibit 99.1, is being “furnished” to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

99.1	Press Release dated August 7, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
By:	CrossAmerica GP LLC
its general partner

By:	/s/ Clayton E. Killinger
	Name:	Clayton E. Killinger
	Title:	Executive Vice President and Chief Financial Officer

Dated: August 7, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated August 7, 2015, regarding the Partnership’s earnings
99.2	Investor Presentation Slides of CST Brands, Inc.